                            ------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                            ------------------------

      Date of Report (Date of earliest event reported) : June 10, 2004

                                VOYAGER ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I,     Vernon Hills, IL 60061
-------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
--------------------------------------------------

        On June 10th, 2004 Voyager One, Inc. (the "Company") entered into a Standby Equity Distributions Agreement ("SEDA") which superseded the SEDA dated May 14th, 2004 increasing the committed amount of equity capital from $10 million to $20 million with New Jersey based Cornell Capital Partners, L.P. The sale of the Company's common stock under the SEDA will be registered with an SB-2 registration statement to be filed with the United States Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2004                                VOYAGER ONE, INC.

                                             By: /s/ John Lichter
                                                 -------------------------------
                                                 Chief Executive Officer